Exhibit 10.1

Execution Version

Dated 20 OCT 2015

GENER8 MARITIME SUBSIDIARY VIII INC.
as Borrower

THE COMPANIES listed in Part A of Schedule 1

as joint and several Owner Guarantors and
joint and several Hedge Guarantors

GENER8 MARITIME, INC.

as Parent Guarantor

GENER8 MARITIME SUBSIDIARY V INC.

as Shareholder

THE BANKS AND FINANCIAL INSTITUTIONS listed in Part B of Schedule 1 as Original Lenders

THE EXPORT-IMPORT BANK OF KOREA
as KEXIM

CITIBANK, N.A., LONDON BRANCH

as ECA Agent

NORDEA BANK FINLAND PLC, NEW YORK BRANCH
as Facility Agent and Security Agent

AMENDMENT NO. 1

to the Facility Agreement dated as of 31 August 2015

for certain term loan facilities of up to $963,743,455.00

Index

Clause		Page

1	Definitions and Interpretation	3
2	Agreement of the Finance Parties	4
3	Conditions Precedent	4
4	Representations	5
5	Amendments to Facility Agreement and other Finance Documents	5
6	Further Assurance	7
7	Costs and Expenses	7
8	Notices	7
9	Counterparts	7
10	Governing Law	7
11	Enforcement	7

Schedules

Schedule 1 The Parties		9
Part A The Obligors		9
Part B The Original Lenders		11

Execution

Execution Pages		20

THIS AGREEMENT is made on ___ October 2016

PARTIES

(1)           GENER8 MARITIME SUBSIDIARY VIII INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as borrower (the “Borrower”);

(2)           The limited liability companies listed in Part A of Schedule 1 (The Parties) therein as joint and several owner guarantors (the “Owner Guarantors”) and as joint and several hedge guarantors (the “Hedge Guarantors”);

(3)           GENER8 MARITIME, INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as parent guarantor (the “Parent Guarantor”);

(4)           GENER8 MARITIME SUBSIDIARY V INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960 as shareholder (the “Shareholder”);

(5)           THE EXPORT-IMPORT BANK OF KOREA as KEXIM (“KEXIM”);

(6)           CITIBANK, N.A., LONDON BRANCH as ECA agent (the “ECA Agent”);

(7)           NORDEA BANK FINLAND PLC, NEW YORK BRANCH as agent of the other Finance Parties (the “Facility Agent”), executing on behalf of itself as Facility Agent and on behalf of the Majority Lenders with the consent of the Majority Lenders; and

(8)           NORDEA BANK FINLAND PLC, NEW YORK BRANCH as security agent for the Secured Parties (the “Security Agent”).

BACKGROUND

(A)           By the Facility Agreement, the K-Sure Lenders, the Commercial Lenders, the KEXIM Guaranteed Lenders and KEXIM (collectively, the “Original Lenders” and each, an “Original Lender”) agreed to make available to the Borrower a facility of up to $963,743,455.00.

(B)           The Obligors have requested certain amendments be made to the Facility Agreement.

(C)           This Agreement sets out the terms and conditions on which the Facility Agent, with the consent of the Majority Lenders, agrees, with effect on and from the Effective Date, at the request of the Obligors, to make certain amendments to the Facility Agreement, including certain consequential amendments, and the other Finance Documents and certain other minor changes.

OPERATIVE PROVISIONS

1            Definitions and Interpretation

1.1        Definitions

In this Agreement:

"Effective Date" means the later of (i) the date of this Agreement and (ii) the date on which the conditions precedent in Clause 3 (Conditions Precedent) are satisfied or waived.

"Facility Agreement" means the facility agreement dated as of 31 August 2015 and made between, amongst others, (i) the Borrower as borrower, (ii) the Owner Guarantors as owner guarantors and as hedge guarantors, (iii) the Parent Guarantor, (iv) the Shareholder, (v) the banks and financial institutions named therein as mandated lead arrangers, (vi) the Original Lenders as original lenders, (vii) the banks and financial institutions named therein as Hedge Counterparties, (viii) the ECA Agent as ECA agent and as ECA co-ordinator, (ix) the Facility Agent as facility agent (the “Facility Agent”) and (x) the Security Agent as security agent.

"Party" means a party to this Agreement.

1.2         Defined expressions

Defined expressions in the Facility Agreement shall have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.

1.3         Application of construction and interpretation provisions of Facility Agreement

Clause 1.2 (Construction) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

1.4         Designation as a Finance Document

The Borrower and the Facility Agent designate this Agreement as a Finance Document.

2            Agreement of the Finance Parties

2.1         Agreement of the Facility Agent

The Facility Agent, with the consent of the Majority Lenders, agrees, subject to and upon the terms and conditions of this Agreement, to the amendments to the Finance Agreement set out in Clause 5.1 (Specific amendments to the Facility Agreement).

2.2         Effective Date

The agreement of the Facility Agent, with the consent of the Majority Lenders, contained in Clause 2.1 (Agreement of the Facility Agent) shall have effect on and from the Effective Date.

3            Conditions Precedent

The agreement of the Facility Agent, with the consent of the Majority Lenders, contained in Clause 2.1 (Agreement of the Facility Agent) is subject to:

(a)          no Default or Event of Default having occurred or continuing on the date of this Agreement and on the Effective Date or resulting from entry into this Agreement or the occurrence of the Effective Date;

(b)          the Repeating Representations to be made by each Obligor being true in all material respects (it being understood and agreed that such representations and warranties shall be deemed to have been made on each of the date of this Agreement and the Effective Date with reference to the facts and circumstances existing as at such dates, except to the extent that such representations and warranties specifically refer to an earlier date, in which they shall be true and correct in all material respects as of such earlier date (but further provided that the representation made under clause 18.7 (Financial Statements; Financial Condition; Undisclosed Liabilities) of the Facility Agreement which shall be made with reference to the latest financial statements provided under the Facility Agreement on or prior to the date such representation is made and as at the last day of the financial period in relation to which such financial statements relate);

(c)          no event described in paragraph (a) of clause 7.2 (change of control) of the Facility Agreement having occurred on the date of this Agreement or the Effective Date;

(d)          no event described in paragraphs (a) to (d) of clause 7.5 (mandatory cancellation or prepayment on default under Shipbuilding Contract) of the Facility Agreement having occurred on the date of this Agreement or the Effective Date; and

(e)          the Facility Agent shall have received this Agreement, duly executed by the Obligors and the Facility Agent with the consent of the Majority Lenders.

4             Representations

4.1         Corporate Power and Authority; Legal Validity and Enforceability

(a)          Each Obligor has the corporate or other applicable power and authority to execute and deliver this Agreement and perform the terms and provisions of this Agreement and of the Facility Agreement, as amended by this Agreement and has taken all necessary corporate or other applicable action to authorize the execution and delivery of this Agreement and performance by it of this Agreement and of the Facility Agreement, as amended by this Agreement.

(b)          Each Obligor has duly executed and delivered this Agreement, and this Agreement (and the Facility Agreement, as amended by this Agreement) constitutes the legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

4.2         No Violation

Neither the execution, delivery or performance by any Obligor of this Agreement, nor compliance by it with the terms and provisions thereof (or of the Facility Agreement, as amended by this Agreement), will:

(a)          contravene any material provision of any applicable law, statute, rule or regulation or any applicable order, judgment, writ, injunction or decree of any court or governmental instrumentality;

(b)          conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Security (except Other Permitted Security) upon any of the material properties or assets of such Obligor pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which such Obligor is a party or by which it or any of its material property or assets is bound or to which it may be subject, including the Refinancing Facility and the Sinosure Facility; or

(c)          violate any provision of the Constitutional Documents of such Obligor.

5            Amendments to Facility Agreement and other Finance Documents

5.1         Specific amendments to the Facility Agreement

With effect on and from the Effective Date, the Facility Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)          clause 1.1 of the Facility Agreement be amended by deleting the definition “Sinosure Facility” and replacing it with:

““Sinosure Facility” means one or more term loan facilities comprising an aggregate of up to a principal amount of $385,227,495 to be provided to certain Subsidiaries of the Parent Guarantor for the acquisition by such Subsidiaries of six (6) 320,000 dwt very large crude oil carriers with hull numbers H1355, H1384, H1385, H1356, H1357 and H1358.”;

(b)          clause 1.1 of the Facility Agreement be amended by deleting clause (iii) of paragraph (c) of the definition of “Change of Control” and replacing it with:

“(iii) none of the following shall be a director of the Parent Guarantor: (a) Mr. Peter Georgiopoulos, (b) Mr. Gary Brocklesby or (c) Mr. Nicolas Busch; or”;

(c)          clause 1.4(b) of the Facility Agreement be amended by deleting the reference to “Clause 44.1(a)” and replacing it with “Clause 44.1”;

(d)          clause 8.5(b) of the Facility Agreement be amended by deleting clause (i) and replacing it with:

“(i) be for a term ending on or prior to the relevant Termination Date in respect of each Tranche”;

(e)          clause 21.25 of the Facility Agreement be amended by deleting clause (b) and replacing it with:

“(b) Financial Indebtedness of the Obligors incurred pursuant to (i) the Re-financing Facility in an aggregate principal amount not to exceed $581,000,000 at any time outstanding, less any repayments thereof made after the date hereof and (ii) the Sinosure Facility in an aggregate principal amount not to exceed $385,227,495 at any time outstanding, less any repayments thereof made after the date hereof, in each case including, for the avoidance of doubt, any swap or hedge agreement permitted thereunder in accordance with the terms thereof (including, without limitation, any swap or hedge agreement entered into by the relevant Obligor(s) for the purposes of hedging interest rate exposure thereunder);”

(f)          clause 30.2(e) of the Facility Agreement be amended by deleting “this Clause 30.1(c)” and replacing it with “this Clause 30.2 (Instructions)”;

(g)          all references in Part A of Schedule 1 of the Facility Agreement to the postcode “NY 10017” shall be deleted in its entirety and replaced with “NY 10171-0002”;

(h)          all references of the Facility Agreement to the address “437 Madison Avenue, 21st Floor, New York, NY 10022” shall be deleted in its entirety and replaced with “1211 Avenue of the Americas, 23rd Floor, New York, NY 10036”;

(i)           all references of the Facility Agreement to the address “Middelthunsgate 17, P.O. Box 1166 Sentrum, NO-0107 Oslo, Norway” shall be deleted in its entirety and replaced with “Essendropsgate 7, 0368 Oslo, Norway”;

(j)           the definition of, and references throughout to, each Finance Document shall be construed as if the same referred to that Finance Document as amended and supplemented by this Agreement; and

(k)          by construing references throughout to "this Agreement" and other like expressions as if the same referred to the Facility Agreement as amended and supplemented by this Agreement.

5.2         Amendments to Finance Documents

With effect on and from the Effective Date each of the Finance Documents other than the Facility Agreement, shall be, and shall be deemed by this Agreement to have been, amended as follows:

(a)          the definition of, and references throughout each of the Finance Documents to, the Facility Agreement and any of the other Finance Documents shall be construed as if the same referred to the Facility Agreement and those Finance Documents as amended and supplemented by this Agreement; and

(b)          by construing references throughout each of the Finance Documents to "this Agreement" and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Agreement.

5.3         Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect as amended and supplemented by:

(a)          the amendments to the Finance Documents contained or referred to in Clause 5.1 (Specific amendments to the Facility Agreement) and Clause 5.2 (Amendments to Finance Documents); and

(b)          such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

6             Further Assurance

Clause 21.34 (Further assurance) of the Facility Agreement shall apply, with any necessary adaptations, in relation to this Agreement.

7             Costs and Expenses

Clause 16.2 (amendment costs) of the Facility Agreement, as amended and supplemented by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

8            Notices

Clause 38 (Notices) of the Facility Agreement, as amended and supplemented by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

9            Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

10          Governing Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of law principles.

11          Enforcement

11.1       Jurisdiction

(a)          Each of the Obligors hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County, and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment, and each of the Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State Court or, to the extent permitted by law, in such Federal court. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)         This Clause 11.1 (Jurisdiction) is for the benefit of the Secured Parties only. As a result, no   Secured Party shall be prevented from taking proceedings relating to any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

11.2       Service of process

(a)          Each of the Obligors hereby agrees to appoint the Parent Guarantor, with offices currently located at 299 Park Avenue #2, New York, NY 10171, as its designated agent for service of process for any action or proceeding arising out of or relating to this Agreement. Each of the Obligors also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to its address specified in clause 38.2 (Addresses) of the Facility Agreement. Each of the Obligors also agrees that service of process may be made on it by any other method of service provided for under the applicable laws in effect in the State of New York.

(b)          If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within five (5) days of such event taking place) appoint another agent on terms acceptable to the Facility Agent.  Failing this, the Facility Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

Schedule 1

The Parties

Part A

The Obligors

Name of Borrower	Place of Incorporation or Formation	Registration number (or equivalent, if any)	Address for Communication

GENER8 MARITIME SUBSIDIARY VIII INC.	REPUBLIC OF MARSHALL ISLANDS	78647

299 PARK AVENUE,
2nd Floor

NEW YORK, NY 10171-0002

Attn: Chief Financial Officer

Telephone: (212) 763-5600

Facsimile: (212) 763-5608

E-mail: finance@gener8maritime.com

With a copy to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Attention: Kenneth Chin, Esq.

Telephone: +1 212 715 9100

Facsimile: +1 212 715 8000

Name of Parent Guarantor	Place of Incorporation or Formation	Registration number (or equivalent, if any)	Address for Communication

GENER8 MARITIME INC.	REPUBLIC OF MARSHALL ISLANDS	31343

299 PARK AVENUE,
2nd Floor

NEW YORK, NY 10171-0002

Attn: Chief Financial Officer

Telephone: (212) 763-5600

Facsimile: (212) 763-5608

E-mail: finance@gener8maritime.com

With a copy to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Attention: Kenneth Chin, Esq.

Telephone: +1 212 715 9100

Facsimile: +1 212 715 8000

Name of Shareholder	Place of Incorporation or Formation	Registration number (or equivalent, if any)	Address for Communication

GENER8 MARITIME SUBSIDIARY V INC.	REPUBLIC OF MARSHALL ISLANDS	67634

299 PARK AVENUE,
2nd Floor

NEW YORK, NY 10171-0002

Attn: Chief Financial Officer

Telephone: (212) 763-5600

Facsimile: (212) 763-5608

E-mail: finance@gener8maritime.com

With a copy to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Attention: Kenneth Chin, Esq.

Telephone: +1 212 715 9100

Facsimile: +1 212 715 8000

Name of Owner Guarantor / Hedge Guarantor	Place of Incorporation or Formation	Registration number (or equivalent, if any)	Address for Communication

GENER8 NEPTUNE LLC	REPUBLIC OF	963422	299 PARK AVENUE,
GENER8 ATHENA LLC	MARSHALL	963429	2nd Floor
GENER8 APOLLO LLC	ISLANDS	963436	NEW YORK, NY 10171-0002
GENER8 ARES LLC		963437	Attn: Chief Financial Officer
GENER8 HERA LLC		963441	Telephone: (212) 763-5600
GENER8 CONSTANTINE LLC		963438	Facsimile: (212) 763-5608
GENER8 OCEANUS LLC		963446	E-mail:
GENER8 NAUTILUS LLC		963443	finance@gener8maritime.com
GENER8 MACEDON LLC		963442
GENER8 NOBLE LLC		963445	With a copy to:
GENER8 ETHOS LLC		963439
GENER8 PERSEUS LLC		963447	Kramer Levin Naftalis & Frankel LLP
GENER8 THESEUS LLC		963448	1177 Avenue of the Americas
GENER8 HECTOR LLC		963440	New York, NY 10036
GENER8 NESTOR LLC		963444	Attention: Kenneth Chin, Esq. Telephone: +1 212 715 9100 Facsimile: +1 212 715 8000

Part B

The Original Lenders

Name of Commercial Lender	Address for Communication

ABN AMRO CAPITAL USA LLC	100 Park Avenue,
New York, New York 10017
Attention: Rajbir Talwar,
Director of Transportation Clients
Telephone: 917 284 6850
Facsimile: N/A
E-mail: rajbir.talwar@abnamro.com

With a copy to:

Attention: Julie Lee,
Vice President
Telephone: 917 284 6968
Facsimile: N/A
E-mail: julie.lee@abnamro.com

And to:

Attention: Lilla Engelsbel-Sporysheva,
Director Trade Finance Operations
Telephone: 917 284 6962
Facsimile: 917 284 6697
E-mail: tradefinance@abnamro.com /
Lilia.Engelsbel-Sporysheva@abnamro.com

And to:

Attention: Maria Pina,
Vice President
Telephone: 917 284 6917
Facsimile: 917 284 6683
E-mail: middleoffice@abnamro.com

CITIBANK, N.A., LONDON	Citibank N.A., London Branch,
BRANCH	Citigroup Centre, Canada Square,
London, E14 5LB
c/o Citibank International Limited,
Poland Branch
7/9 Traugutta str., 1st Floor
00-985 Warsaw, Poland
Attention: Loan Operations Department
(Kara Catt / Romina Coates – EAF Middle Office)
Telephone: +44 207986 4881
Facsimile: +44 207 655 2380
E-mail: cibuk.loans@citi.com

With a copy to:

388 Greenwich Street,
New York, NY, 10013
Attention: Meghan O’Connor
Telephone: +1 212 816 8557
Facsimile: N/A
E-mail: meghan.oconnor@citi.com

DNB CAPITAL LLC	200 Park Avenue,
31st Floor New York,
NY 10166
Attention: Cathleen Buckley
Telephone: 212 681 3861
Facsimile: 212 681 3900
E-mail: Cathleen.buckley@dnb.no

With a copy to:

Attention: Sybille Andaur
Telephone: 212 681 3878
Facsimile: 212 681 3900
E-mail: Sybille.Andaur@dnb.no

DVB BANK SE	609 Fifth Avenue; 5th Floor;
New York, NY 10017
Attention: DVB Transport (US) LLC
(Jurek Bochner)
Telephone: +1 212 858 2609
Facsimile: +1 212 858 2673
E-mail: Jurek.Bochner@dvbbank.com

With a copy to:

Attention: Christiane Lombardi
Telephone:+1 212 858 2608
Facsimile: +1 212 858 2693
E-mail: Christiane.Lombardi@dvbbank.com

NORDEA BANK FINLAND PLC, NEW YORK BRANCH	1211 Avenue of the Americas,
23rd Floor
New York, NY 10036
Attention: Shipping Offshore and Oil Services
Telephone: +1 212 318 9636
Facsimile: +1 212 421 4420
E-mail: dlny-ny-cadloan@nordea.com

With a copy to:

Essendropsgate 7
0368 Oslo, Norway
Facsimile: +47 22 48 66 78
E-mail: agency.soosid@nordea.com

SKANDINAVISKA ENSKILDA BANKEN AB	SEB Merchant Banking, Shipping Finance KA3,
SE-106 40 Stockholm, Sweden
Attention: Arne Juell-Skielse
Telephone: +46 8 763 86 38
Facsimile: N/A
E-mail: arne.juell-skielse@seb.se

With a copy to:

Attention: Susanna Wilhelmsson
Telephone: +46 8 763 86 80
Facsimile: N/A
E-mail: susanna.wilhelmsson@seb.se

Name of KEXIM Guaranteed	Address for Communication
Lender

BANCO BILBAO VIZCAYA	5F Seoul Finance Center,
ARGENTARIA, S.A.,	Sejong-Daero, 136 Jung-Gu,
SEOUL BRANCH	Seoul Korea (04520)
Attention: Winnie Chung / Kevin Park / Frances Lee
Telephone: (822) 6905 6023 / (822) 6905 6016 /
(822) 6905 6024
Facsimile: (822) 3789 5537
E-mail: winniec@bbva.co.kr /
kevin.park@bbva.co.kr / frances.lee@bbva.co.kr

With a copy to:

Level 95, International Commerce Centre,
One Austin Road West,
Kowloon, Hong Kong
Attention: Grace Li / Weilei Song
Telephone: +852 25823278 / +852 2582 3110
Facsimile: +852 2587 9717
E-mail: gracel@bbva.com.hk / weilei.song@bbva.com

And to:

Attention: Maggie Siu / Sally Chan
Telephone: +852 2582 3216/ +852 2582 3255
Facsimile: +852 2582 3199
E-mail: maggie.siu@bbva.com.hk /
sally.chan@bbva.com.hk /
loansagency@bbva.com.hk

CITIBANK, N.A., LONDON	Citibank N.A., London Branch,
BRANCH	Citigroup Centre, Canada Square,
London, E14 5LB
c/o Citibank International Limited,
Poland Branch
7/9 Traugutta str., 1st Floor
00-985 Warsaw, Poland
Attention: Loan Operations Department
(Kara Catt / Romina Coates – EAF Middle Office)
Telephone: +44 207986 4881
Facsimile: +44 207 655 2380
E-mail: cibuk.loans@citi.com

With a copy to:

388 Greenwich Street,
New York, NY, 10013
Attention: Meghan O’Connor
Telephone: +1 212 816 8557
Facsimile: N/A
E-mail: meghan.oconnor@citi.com

INDUSTRIAL AND	1205-10, Choryang 1-dong,
COMMERCIAL BANK OF	Dong-gu, Busan, Korea, 601-839
CHINA, BUSAN BRANCH	Attention: Byung-joo, Seo
Telephone: 82-51-463-8707
Facsimile: 82-51-463-6880
E-mail: seobj@kr.icbc.com.cn

With a copy to:

18th Floor, Taepyeongno Bldg., #73 Sejongdaero,
Jung-gu,
Seoul, Korea 100-767
Attention: Hyun-il, Sohn
Telephone: 82-2-3788-6692
Facsimile: 82-2-3783-6735
E-mail: sohnhi@kr.icbc.com.cn

KOMMUNAL	Dronning Eufemias gate 10,
LANDSPENSJONSKASSE	Pb.400 Sentrum, 0103 OSLO
GJENSIDIG	Attention: Anne Kristine Skappel
FORSIKRINGSSELSKAP	Telephone: +47 900 65 243
Facsimile: +47 22 03 36 00
E-mail: anne.kristine.skappel@klp.no

With a copy to:

Attention: Christian Dahl
Telephone:+47 411 022 86
Facsimile:+47 22 03 36 00
E-mail: Christian.dahl@klp.no

And to:

Trondheim
Attention: Linda Bruneel / Birgitte Elvrum
Telephone: +4798623977 / +4790774226
Facsimile: +4773533839
E-mail: okontrd@klp.no

And to:

Trondheim
Attention: Oddvar Engelsastro / Anette Christensen
Telephone: +4748186935
Facsimile: +4773533839
E-mail: Oddvar.Engelsaastro@klp.no /
Anette.Christensen@klp.no

MITSUBISHI UFJ TRUST AND	4-5, Marunouchi 1-Chome,
BANKING CORPORATION	Chiyoda-ku, Tokyo 100-8212, Japan
Attention: Structured Finance Division II
(Toshiya Muramatsu / Kotaro Kobayashi)
Telephone: +81-3-6250-3307
Facsimile: +81-3-6250-3279
E-mail: toshiya_muramatsu@tr.mufg.jp /
kotaro_kobayashi@tr.mufg.jp

With a copy to:

Attention: Daisuke Watanabe / Mieko Fujishiro
Telephone: +81-3-6250-3306
Facsimile : +81-3-6250-3279
E-mail: mutbsf2_post@tr.mufg.jp

NONGHYUP BANK	18F, 120 Tongil-Ro, Jung-Gu,
Seoul, Korea 04517
Attention: Joon Yong Seo
Telephone: +822 2080-8116
Facsimile: +822 2080-8130
E-mail: seo6505@nonghyup.com

With a copy to:

Attention: Young Ho Jung / Chang Uk Kim
Telephone: +822 2080-8119 / +822 2080-8124
Facsimile: +822 2080-8130
E-mail: sailor05@nonghyup.com /
changuk@nonghyup.com

SAMBA FINANCIAL GROUP,	Nightingale House, 65 Curzon Street,
LONDON BRANCH	London, W1 8PF, UK
Attention: Sherif Atef
Telephone: +44 207 659 8235
Facsimile: +44 207 355 4416
E-mail: sherif.atef@samba.com

With a copy to:

Attention: Keith Clay
Telephone: +44 207 659 8237
Facsimile: +44 207 355 4416
E-mail: keith.clay@samba.com

Name of K-Sure Lender	Address for Communication

ABN AMRO CAPITAL USA LLC	100 Park Avenue,
New York, New York 10017
Attention: Rajbir Talwar,
Director of Transportation Clients
Telephone: 917 284 6850
Facsimile: N/A
E-mail: rajbir.talwar@abnamro.com

With a copy to:

Attention: Julie Lee,
Vice President
Telephone: 917 284 6968
Facsimile: N/A
E-mail: julie.lee@abnamro.com

And to:

Attention: Lilla Engelsbel-Sporysheva,
Director Trade Finance Operations
Telephone: 917 284 6962
Facsimile: 917 284 6697
E-mail: tradefinance@abnamro.com /
Lilia.Engelsbel-Sporysheva@abnamro.com

And to:

Attention: Maria Pina,
Vice President
Telephone: 917 284 6917
Facsimile: 917 284 6683
E-mail: middleoffice@abnamro.com

BANCO BILBAO VIZCAYA	5F Seoul Finance Center,
ARGENTARIA, S.A.,	Sejong-Daero, 136 Jung-Gu,
SEOUL BRANCH	Seoul Korea (04520)
Attention: Winnie Chung / Kevin Park / Frances Lee
Telephone: (822) 6905 6023 / (822) 6905 6016 /
(822) 6905 6024
Facsimile: (822) 3789 5537
E-mail: winniec@bbva.co.kr /
kevin.park@bbva.co.kr / frances.lee@bbva.co.kr

With a copy to:

Level 95, International Commerce Centre,
One Austin Road West,
Kowloon, Hong Kong
Attention: Grace Li / Weilei Song
Telephone: +852 25823278 / +852 2582 3110
Facsimile: +852 2587 9717
E-mail: gracel@bbva.com.hk /
weilei.song@bbva.com

And to:
Attention: Maggie Siu / Sally Chan
Telephone: +852 2582 3216/ +852 2582 3255
Facsimile: +852 2582 3199
E-mail: maggie.siu@bbva.com.hk /
sally.chan@bbva.com.hk /
loansagency@bbva.com.hk

CAIXABANK, S.A.	Av. Diagonal 662-664, planta -2, 08034 Barcelona
Attention: Isabel Marquez Buey
Telephone: +34 93 404 46 05
Facsimile: +34 93 404 67 94
E-mail: imarquez@caixabank.com

With a copy to:

Attention: Eduard Sin / Susanna Farnós
Telephone: + 34 93 404 41 39 / +34 93 297 46 63
Facsimile: +34 93 404 64 66
E-mail: creditos.sindicados@lacaixa.es

And to:

Attention: Maria Carmen Utrilla
Telephone: +34 93 404 44 32
Facsimile: N/A
E-mail: Carmen.utrilla@caixabank.com

CITIBANK, N.A., LONDON	Citibank N.A., London Branch,
BRANCH	Citigroup Centre, Canada Square,
London, E14 5LB
c/o Citibank International Limited,
Poland Branch
7/9 Traugutta str., 1st Floor
00-985 Warsaw, Poland
Attention: Loan Operations Department
(Kara Catt / Romina Coates – EAF Middle Office)
Telephone: +44 207986 4881
Facsimile: +44 207 655 2380
E-mail: cibuk.loans@citi.com

With a copy to:

388 Greenwich Street,
New York, NY, 10013
Attention: Meghan O’Connor
Telephone: +1 212 816 8557
Facsimile: N/A
E-mail: meghan.oconnor@citi.com

LANDESBANK HESSEN-	Landesbank Hessen-Thueringen Girozentrale,
THUERINGEN GIROZENTRALE	MT-259300,Neue Mainzer Strasse
52-58, 60311 Frankfurt am Main
Attention: Birgit Albrecht
Telephone: +49 69 9132-4778
Facsimile: +49 69 9132- 3208
E-mail: birgit.albrecht@helaba.de

With a copy to:

Attention: Markus Latz
Telephone: +49 69 9132-2285
Facsimile: +49 69 9132-3208
E-mail: markus.latz@helaba.de

MITSUBISHI UFJ TRUST AND	4-5, Marunouchi 1-Chome,
BANKING CORPORATION	Chiyoda-ku, Tokyo 100-8212, Japan
Attention: Structured Finance Division II
(Toshiya Muramatsu / Kotaro Kobayashi)
Telephone: +81-3-6250-3307
Facsimile: +81-3-6250-3279
E-mail: toshiya_muramatsu@tr.mufg.jp /
kotaro_kobayashi@tr.mufg.jp

With a copy to:

Attention: Daisuke Watanabe / Mieko Fujishiro
Telephone: +81-3-6250-3306
Facsimile : +81-3-6250-3279
E-mail: mutbsf2_post@tr.mufg.jp

THE EXPORT-IMPORT BANK	BIFC 20th floor,
OF KOREA	Munhyeongeumyung-ro 40, Namgu,
Busan 608-828, Korea
Attention: Seo Hye-lim,
Senior Loan Officer
Telephone: +82 51 922 8826
Facsimile: +82 51 922 8849
E-mail: hyelim@koreaexim.go.kr

With a copy to:

Attention: Kim Ji-Eun,
Loan Officer
Telephone: +82 51 922 8827
Facsimile: +82 51 922 8849
E-mail: jekim@koreaexim.go.kr

Execution Pages

GENER8 MARITIME SUBSIDIARY VIII INC., as Borrower

/s/ George Fikaris
Name: George Fikaris
Title: Vice President and Secretary

GENER8 MARITIME, INC., as Parent Guarantor

/s/ George Fikaris
Name: George Fikaris
Title: Vice President

GENER8 MARITIME SUBSIDIARY V INC., as Shareholder

/s/ George Fikaris
Name: George Fikaris
Title: Secretary

GENER8 NAUTILUS LLC
GENER8 MACEDON LLC
GENER8 NOBLE LLC
GENER8 ETHOS LLC
GENER8 PERSEUS LLC
GENER8 THESEUS LLC
GENER8 HECTOR LLC
GENER8 NESTOR LLC
GENER8 NEPTUNE LLC
GENER8 ATHENA LLC
GENER8 APOLLO LLC
GENER8 ARES LLC
GENER8 HERA LLC
GENER8 CONSTANTINE LLC
GENER8 OCEANUS LLC,
as Owner Guarantors and Hedge Guarantors

/s/ George Fikaris
Name: George Fikaris
Title: Manager

THE EXPORT-IMPORT BANK OF KOREA, as KEXIM

/s/ Hojun Kim
Name: Hojun Kim
Title: Director General

CITIBANK, N.A., LONDON BRANCH, as ECA Agent

/s/ Frithiof A. Wilhelmsen
Name: Frithiof A. Wilhelmsen
Title: Vice President

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Facility Agent

/s/ Erik Havnvik
Name: Erik Havnvik
Title: First Vice President

/s/ Martin Lunder
Name: Martin Lunder
Title: Senior Vice President

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Security Agent

/s/ Erik Havnvik
Name: Erik Havnvik
Title: First Vice President

/s/ Martin Lunder
Name: Martin Lunder
Title: Senior Vice President